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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   June 2, 2003

                                    DVI, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



     Delaware                      001-11077                22-2722773
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(State or Other Jurisdiction      (Commission            (IRS Employer
       of Formation)               File Number)           Identification Number)

                        2500 York Road, Jamison, PA 18929
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          (Address of Principal Executive Offices, Including Zip Code)



       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 9, 2003, DVI, Inc. (the "Company") reported on Form 8-K the resignation of Deloitte & Touch LLP ("Deloitte") as the Company's independent public accountant effective June 2, 2003.

On June 17, 2003, the Company received a letter from Deloitte addressed to the Commission in respect of the statements made by the Company in the initial Form 8-K filed June 9, 2003. A copy of Deloitte's letter is attached as Exhibit 16.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibits

         16.1   -   Letter, dated June 17, 2003, from Deloitte & Touche LLP to the Commission.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 19, 2003                      DVI, INC.


                                         By: /s/ Steven R. Garfinkel
                                             ---------------------------------
                                                 Steven R. Garfinkel
                                                 Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit No.
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  16.1   -   Letter, dated June 17, 2003, from Deloitte & Touche LLP to the
             Commission.